Leases - Operating Lease Rental Income (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
Operating lease rental income for leased assets
Operating lease rental income recognized	$ 9,400	$ 8,700
Future minimum rental income under noncancelable operating leases with terms in excess of one year
2016	9,102
2017	6,474
2018	6,080
2019	5,565
2020	5,556
Thereafter	18,110
Total	$ 50,887